COMMITMENTS AND CONTINGENCIES - Capital commitments (Details) - Schedule of commitments to purchase certain data center equipment and construction-in-progress - Capital Commitments ¥ in Thousands	Dec. 31, 2024 CNY (¥)
COMMITMENTS AND CONTINGENCIES
2025	¥ 3,782,036
2026	430,577
2027	5,976
2028	7,417
2029	376
Commitments to purchase	¥ 4,226,382